Exhibit 99.1

Biote Appoints Samar Kamdar as Chief Financial Officer

IRVING, TX, August 24, 2022 — biote Corp. (“Biote” or the “Company”), a high growth, differentiated medical practice-building business within the hormone optimization space, today announced that it has appointed Samar Kamdar as its Chief Financial Officer. Mr. Kamdar will oversee Biote’s financial operations with a focus on driving revenue growth and profitability, and will report to the Company’s Chief Executive Officer, Terry Weber.

Mr. Kamdar brings to Biote a deep knowledge of financial leadership experience across industries including healthcare information technology, consumer packaged goods, retail services and software industries, with a proven track record of building high-performance teams and driving business transformation and growth. Most recently, Mr. Kamdar served as Chief Financial Officer at Slync.io, a software-as-a-service operating platform company for global shippers and logistics services providers, where he led the company’s financial operations. Previously, Mr. Kamdar was Chief Financial Officer at TaxAct, a leading provider of tax preparation solutions. Mr. Kamdar has also held roles at CROSSMARK, a sales and marketing services company and Availity, an internet-based health information exchange services provider. Mr. Kamdar also spent six years at PepsiCo in a number of financial roles, including corporate planning and asset strategy. Mr. Kamdar holds a Bachelor of Science in electrical engineering from Baylor University, and a Master of Business Administration from the University of Texas, McCombs School of Business.

“I’m delighted to welcome Samar Kamdar to our leadership team,” said Terry Weber, Chief Executive Officer of Biote. “He will play a key role in the design and execution of our capital allocation strategy. Samar’s experience supporting innovative growth and history of financial leadership will enable us to optimize our strategic growth.”

“I am thrilled about this new opportunity,” Mr. Kamdar said. “I look forward to joining the strong team at Biote to create lasting value for patients, practitioners, employees, and investors. I believe that with the substantial progress the Company has made in recent years, there is an opportunity to unlock significant value and position Biote as a leader within the hormone optimization space.”

About Biote

Biote is a woman-led company operating a high growth, differentiated medical practice-building business within the hormone optimization space. Similar to a franchise model, Biote provides the necessary components to enable practitioners to establish, build, and successfully operate a hormone optimization center to treat patients appropriate for therapy. Biote trains practitioners how to identify and treat early indicators of hormone-related aging conditions.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “hope,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would” and other similar expressions, are intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: the inability to re-list our securities on Nasdaq or another national securities exchange; the success of our dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; our customers’ reliance on certain third parties to support the manufacturing of bio-identical hormones for prescribers; our and our customers’ sensitive to regulatory, economic, environmental and competitive conditions in certain geographic regions; our ability to increase the use by practitioners and clinics of the Biote Method at the rate that we anticipate or at all; our ability to grow our business; the significant competition we face in our industry; our limited operating history; our ability to protect our intellectual property; the unpredictability of the effects of the COVID-19 pandemic; the heavy regulatory oversight in our industry; changes in applicable laws or regulations; the inability to profitably expand in existing markets and into new markets; the possibility that we may be adversely impacted by other economic, business and/or competitive factors and future exchange and interest rates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Biote’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and other documents filed by Biote from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Biote assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Biote does not give any assurance that it will achieve its expectations.

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